SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                ________________



Date of Report (Date of earliest event reported)    September 4, 1997
                                                 -------------------------------

                      TOTAL WORLD TELECOMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                   0-20922                 75-2274730
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(State or other jurisdiction     (Commission           (I.R.S. Employer
      of incorporation)          File Number)         Identification No.)


3200 North Military Trail, Suite 300, Boca Raton, Fl                33431
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:        (561) 997-5880
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          (Former name or former address, if changed since last report)



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ITEM 5.     OTHER EVENTS
            ------------

      On September 25, 1997, the Company issued the press release included as Exhibit (a) hereto.




ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
            ------------------------------------------------------------------

      (a)   Exhibits.

            Press release.
































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                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TOTAL WORLD TELECOMMUNICATIONS, INC.



                                    By: /s/ Loretta A. Murphy
                                       -----------------------------------------
                                       Loretta A. Murphy
                                       Vice President and
                                       Chief Financial Officer

Dated:  October 21, 1997